ONEOK PARTNERS ONEOK PARTNERS (Notes)	12 Months Ended
Dec. 31, 2016
Related Party Transaction [Line Items]
ONEOK PARTNERS
ONEOK PARTNERS

Ownership Interest in ONEOK Partners - Our ownership interest in ONEOK Partners is shown in the table below as of December 31, 2016:

General partner interest	2.0%
Limited partner interest (a)	39.2%
Total ownership interest	41.2%
(a) - Represents 41.3 million common units and approximately 73.0 million Class B units, which are convertible, at our option, into common units.

Consolidation - We determined ONEOK Partners is a VIE due to the limited partners’ lack of substantive voting rights under the Partnership Agreement. Substantive voting rights under a master limited partnership are either kick-out rights or participating rights, as defined by FASB Accounting Standards Codification 810-10, that can be exercised with a simple majority of the vote of the limited partners. Prior to the adoption of ASU 2015-02, ONEOK Partners was not considered a VIE but was consolidated by us under the presumption that a general partner consolidates its limited partnership. See Note A for more information on ASU 2015-02.

We have determined that we are the primary beneficiary of ONEOK Partners as we have the power, through our general partner interest, to direct the operations of ONEOK Partners that impact its economic performance and the right to receive the benefits of ONEOK Partners through our general partner and limited partner interests. These interests are significant due to our 41.2 percent ownership interest in ONEOK Partners, the largest ownership interest by an individual entity, and our incentive distribution rights.

As we are the primary beneficiary of ONEOK Partners, we consolidate ONEOK Partners in our consolidated financial statements; however, we are restricted from the assets and cash flows of ONEOK Partners except for the distributions we receive from ONEOK Partners. Distributions are declared quarterly by the board of ONEOK Partners’ general partner based on the terms of the Partnership Agreement.

The following table shows the carrying amount and classification of ONEOK Partners’ assets and liabilities in our Consolidated Balance Sheets:

	December 31,	December 31,
	2016	2015
	(Thousands of dollars)
Assets
Total current assets	$1,174,245	$883,164
Net property, plant and equipment	12,462,692	12,256,791
Total investments and other assets	1,832,410	1,787,631
Total assets	$15,469,347	$14,927,586
Liabilities
Total current liabilities	$2,824,376	$1,580,300
Long-term debt, excluding current maturities	6,291,307	6,695,312
Total deferred credits and other liabilities	175,844	154,631
Total liabilities	$9,291,527	$8,430,243

ONEOK receives distributions from ONEOK Partners through its general partner and limited partner interests, but otherwise the assets of ONEOK Partners cannot be used to settle obligations of ONEOK. ONEOK does not guarantee the debt, commercial paper or other similar commitments of ONEOK Partners, and the obligations of ONEOK Partners may only be settled using the assets of ONEOK Partners. ONEOK Partners does not guarantee the debt or other similar commitments of ONEOK. Following the completion of the Merger Transaction with ONEOK Partners described in Note B, we and ONEOK Partners expect to enter into a cross guarantee agreement whereby each party to the agreement unconditionally guarantees and becomes liable for the indebtedness of each other party to the agreement.

Equity Issuances - ONEOK Partners has an “at-the-market” equity program for the offer and sale from time to time of its common units, up to an aggregate amount of $650 million. The program allows ONEOK Partners to offer and sell its common units at prices it deems appropriate through a sales agent. Sales of common units are made by means of ordinary brokers’ transactions on the NYSE, in block transactions or as otherwise agreed to between ONEOK Partners and the sales agent. ONEOK Partners is under no obligation to offer and sell common units under the program. At December 31, 2016, ONEOK Partners had approximately $138 million of registered common units available for issuance through its “at-the-market” equity program.

During the year ended December 31, 2016, ONEOK Partners sold no common units through its “at-the-market” equity program.

In August 2015, ONEOK Partners completed the sale to us in a private placement of 21.5 million common units at a price of $30.17 per unit. Additionally, ONEOK Partners completed a concurrent sale of approximately 3.3 million common units at a price of $30.17 per unit to funds managed by Kayne Anderson Capital Advisors in a registered direct offering, which were issued through ONEOK Partners’ existing “at-the-market” equity program. The combined offerings generated net cash proceeds of approximately $749 million to ONEOK Partners. In conjunction with these issuances, ONEOK Partners GP contributed approximately $15.3 million in order to maintain our 2 percent general partner interest in ONEOK Partners. ONEOK Partners used the proceeds for general partnership purposes, including capital expenditures and repayment of commercial paper borrowings.

During the year ended December 31, 2015, ONEOK Partners sold 10.5 million common units through its “at-the-market” equity program, including the units sold to funds managed by Kayne Anderson Capital Advisors in the offering discussed above. The net proceeds, including ONEOK Partners GP’s contribution to maintain our 2 percent general partner interest in ONEOK Partners, were approximately $381.6 million, which were used for general partnership purposes, including repayment of commercial paper borrowings.

In May 2014, ONEOK Partners completed an underwritten public offering of 13.9 million common units at a public offering price of $52.94 per common unit, generating net proceeds of approximately $714.5 million. In conjunction with this issuance, ONEOK Partners GP contributed approximately $15.0 million in order to maintain our 2 percent general partner interest in ONEOK Partners. ONEOK Partners used the proceeds for general partnership purposes, including capital expenditures and repayment commercial paper borrowings.

During the year ended December 31, 2014, ONEOK Partners sold 7.9 million common units through its “at-the-market” equity program. The net proceeds, including ONEOK Partners GP’s contribution to maintain our 2 percent general partner interest in ONEOK Partners, were approximately $402.1 million, which were used for general partnership purposes.

We account for the difference between the carrying amount of our investment in ONEOK Partners and the underlying book value arising from issuance of common units by ONEOK Partners as an equity transaction.  If ONEOK Partners issues common units at a price different than our carrying value per unit, we account for the premium or deficiency as an adjustment to paid-in capital. As a result of ONEOK Partners’ issuance of common units, we recognized a decrease to paid-in capital of approximately $34.4 million, net of taxes in 2015, and an increase to paid-in capital of approximately $156.1 million, net of taxes, in 2014.

Cash Distributions - We receive distributions from ONEOK Partners on our common and Class B units and our 2 percent general partner interest, which includes our incentive distribution rights. Under the Partnership Agreement, distributions are made to the partners with respect to each calendar quarter in an amount equal to 100 percent of available cash as defined in the Partnership Agreement. Available cash generally will be distributed 98 percent to limited partners and 2 percent to the general partner. The general partner’s percentage interest in quarterly distributions is increased after certain specified target levels are met during the quarter. Under the incentive distribution provisions, as set forth in the Partnership Agreement, the general partner receives:

•	15 percent of amounts distributed in excess of $0.3025 per unit;

•	25 percent of amounts distributed in excess of $0.3575 per unit; and

•	50 percent of amounts distributed in excess of $0.4675 per unit.

The following table shows ONEOK Partners’ distributions paid during the periods indicated:

	Years Ended December 31,
	2016	2015	2014
	(Thousands, except per unit amounts)
Distribution per unit	$3.16	$3.16	$3.01

General partner distributions	$26,640	$24,610	$21,044
Incentive distributions	402,152	371,500	304,999
Distributions to general partner	428,792	396,110	326,043
Limited partner distributions to ONEOK	361,292	310,230	279,292
Limited partner distributions to noncontrolling interest	541,919	524,135	446,910
Total distributions paid	$1,332,003	$1,230,475	$1,052,245

ONEOK Partners’ distributions are declared and paid within 45 days of the end of each quarter. The following table shows ONEOK Partners’ distributions declared for the periods indicated:

	Years Ended December 31,
	2016	2015	2014
	(Thousands, except per unit amounts)
Distribution per unit	$3.16	$3.16	$3.07

General partner distributions	$26,640	$25,356	$22,109
Incentive distributions	402,152	382,759	326,022
Distributions to general partner	428,792	408,115	348,131
Limited partner distributions to ONEOK	361,292	327,250	284,860
Limited partner distributions to noncontrolling interest	541,919	532,405	472,466
Total distributions declared	$1,332,003	$1,267,770	$1,105,457

Affiliate Transactions - We provide a variety of services to our affiliates, including cash management and financial services, employee benefits, legal and administrative services by our employees and management, insurance and office space leased in our headquarters building and other field locations. Where costs are incurred specifically on behalf of an affiliate, the costs are billed directly to the affiliate by us. In other situations, the costs may be allocated to the affiliates through a variety of methods, depending upon the nature of the expenses and the activities of the affiliates. Beginning in the second quarter 2014, we allocate substantially all of our general overhead costs to ONEOK Partners as a result of the separation of our natural gas distribution business and the wind down of our energy services business in the first quarter 2014. For the first quarter 2014, it is not practicable to determine what these general overhead costs would be on a stand-alone basis.

The following table shows ONEOK Partners’ transactions with us for the periods indicated:

	Years Ended December 31,
	2016	2015	2014
	(Thousands of dollars)
Revenues	$—	$—	$53,526

Expenses
Cost of sales and fuel	$—	$—	$10,835
Operating expenses	388,142	368,346	330,541
Total expenses	$388,142	$368,346	$341,376

Prior to the ONE Gas separation, ONEOK Partners provided natural gas sales and transportation and storage services to our former natural gas distribution business. Prior to February 1, 2014, these revenues and related costs were eliminated in consolidation. Beginning February 1, 2014, these revenues represent third-party transactions with ONE Gas and are not eliminated in consolidation, as such sales and services have continued subsequent to the separation and are expected to continue in future periods. Prior to the completion of the energy services wind down, ONEOK Partners provided natural gas and natural gas liquids sales and transportation and storage services to our energy services business. While these transactions were eliminated in consolidation in previous periods, they are now reflected as affiliate transactions and not eliminated in consolidation as these transactions have continued with third parties. See Note Q for additional detail on these revenues.

ONEOK Partners has an operating agreement with Roadrunner that provides for reimbursement or payment to it for management services and certain operating costs. Charges to Roadrunner included in operating income in our Consolidated Statements of Income for 2016 and 2015 were $7.7 million and $5.4 million, respectively.